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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934


                        Date of Report:  August 22, 1996


                        GAMING WORLD INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)


              Delaware                  0-24074                   51-0336065
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


         438 Line Avenue, Ellwood City, Pennsylvania              16117
           (Address of Principal Executive Offices)             (Zip Code)


      Registrant's Telephone Number Including Area Code:   (412) 758-2461


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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                               TABLE OF CONTENTS

                                    FORM 8-K

                                August 22, 1996


Item                                              Page
- ----                                              ----

Item 5.  Other Events                              3
         ------------

Item 7.  Exhibits                                  3
         --------

Signature                                          4
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Item 5.  Other Events
         ------------

  Gaming World International, Ltd. (the "Company") has a management agreement (the "Shooting Star Contract") with the White Earth Band of Chippewa Indians (the "Band") which governs operations at the Shooting Star Casino in Mahnomen, Minnesota. On August 12, 1996, the Band, through those purporting to act on behalf of the White Earth Reservation Business Committee also known as the White Earth Tribal Council, terminated the Shooting Star Contract by denying the Company access to the casino and withholding revenue.

  Since the Company views this as an improper unilateral termination of the Shooting Star Contract, it has served on the Band, in accordance with the terms of the Shooting Star Contract, a Notice of Breach. Shortly thereafter, the Company expects to file a Demand For Arbitration seeking economic damages in accordance with the buy-out provisions in the Shooting Star Contract. The Company is unable to predict the outcome of any arbitration proceedings or the effect on the trading price of its securities.


Item 7.  Exhibits
         --------

  (a)  None.


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                                   SIGNATURE


  Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GAMING WORLD INTERNATIONAL, LTD.


                                             By:  /s/ ANTHONY J. MEDURE
                                                 ----------------------------
                                                 Anthony J. Medure
                                                 Vice President and
                                                 Secretary

Date:  August 22, 1996


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